Exhibit 99.1

CareDx Announces Fourth Quarter and Full Year 2024 Financial Results
Full Year 2024 Revenue Grew 19% to $334 Million
Expects Full Year 2025 Revenue of $365 Million to $375 Million
BRISBANE, Calif. – February 26, 2025, CareDx, Inc. (Nasdaq: CDNA) today reported financial results for the fourth quarter and full year ended December 31, 2024.
Fourth Quarter Financial Highlights
•Revenue of $86.6 million, increased 32% year-over-year
•Testing services revenue of $63.8 million, increased 37% year-over-year, and testing services volume of approximately 45,500, increased 14% year-over-year
•GAAP net income of $87.7 million, non-GAAP net income of $10.7 million, and positive adjusted EBITDA of $9.8 million, a significant improvement from the fourth quarter 2023
•Cash flow from operations of $21.9 million
Fourth Quarter Business Highlights
•Sixth consecutive quarter of sequential testing services volume growth
•AlloSure® Kidney surveillance testing continued to increase in the fourth quarter
•Submitted first manuscript of the Kidney Outcomes Allograft Rejection (KOAR) study for publication
•Published study in the journal Transplant International shows AlloSeq cfDNA highly accurate in detecting organ transplant rejection
Full Year 2024 Financial Highlights
•Revenue of $333.8 million, driven by testing services revenue growth of 19% year-over-year
•Testing services revenue of $249.4 million, increased 19% year-over-year, and testing services volume of approximately 176,000, increased 6% year-over-year
•Patient and digital solutions revenue of $43.6 million and product revenue of $40.8 million, representing year-over-year growth of 18% and 22%, respectively
•GAAP net income of $52.5 million, non-GAAP net income of $30.9 million, and positive adjusted EBITDA of $27.8 million
•Cash flow from operations of $38 million
•Cash, cash equivalents, and marketable securities of $261 million, with no debt, as of December 31, 2024
•In February, the Board of Directors authorized a common stock repurchase program of up to $50 million of shares over a period of up to 24 months

“2024 was a transformative year for CareDx, positioning the company for long-term profitable growth,” said John W. Hanna, CareDx President and CEO. “We look forward to another year of strong performance in 2025, driven by our focus on testing services volume growth, expansion of payer coverage, and operational excellence as we scale our business.”

Q4 2024 Financial Results
Total revenue for the three months ended December 31, 2024, was $86.6 million, an increase of 32% compared to $65.6 for the fourth quarter of 2023. Testing Services revenue for the fourth quarter 2024 was $63.8 million, an increase of 37% compared to $46.7 million for the fourth quarter of 2023. Patient and Digital Solutions revenue for the fourth quarter of 2024 was $11.4 million, an increase of 18% compared to $9.6 million for the fourth quarter 2023. Product revenue for the fourth quarter of 2024 was $11.4 million, an increase of 23% compared to $9.2 million for the fourth quarter 2023.
For the fourth quarter of 2024 net income was $87.7 million compared to a net loss of $118.1 million in the fourth quarter of 2023. Diluted net income per share in the fourth quarter of 2024 was $1.51, compared to diluted net loss per share of $2.21 in the fourth quarter of 2023.
Non-GAAP net income was$10.7 million in the fourth quarter of 2024, compared to a non-GAAP net loss of $9.3 million in the fourth quarter of 2023. Diluted non-GAAP net income per share was $0.18 in the fourth quarter of 2024, compared to a diluted non-GAAP net loss per share of $0.17 in the fourth quarter of 2023.
Adjusted EBITDA income for the fourth quarter of 2024 was $9.8 million, compared to an adjusted EBITDA loss of $10.3 million for the fourth quarter of 2023.
Full Year 2024 Financial Results
Total revenue for the full year ended December 31, 2024, was $333.8 million, an increase of 19% compared to $280.3 million in 2023. Testing Services revenue for the full year 2024 was $249.4 million, an increase of 19% compared with $209.7 million in 2023. Patient and Digital Solutions revenue for the full year 2024 was $43.6 million, an increase of 18% compared to $37.1 million in 2023. Product revenue for the full year 2024 was $40.8 million, an increase of 22% compared to $33.5 million in 2023.
Net income for the full year 2024 was $52.5 million, including a $96.3 million reversal of a litigation accrual associated with damages related to the alleged infringement of patent '544 accrued in the prior year, offset by $66.4 million of stock-based compensation, compared to a net loss of $190.3 million in 2023, which included the aforementioned $96.3 million litigation accrual and $49.1 million of stock-based compensation. Diluted net income per share for the full year 2024 was $0.93, compared to diluted net loss per share of $3.54 in the full year 2023.
Non-GAAP net income was $30.9 million for the full year 2024, compared to a non-GAAP net loss of $34.5 million for the full year ended 2023. Diluted non-GAAP net income per share was $0.55 in the full year of 2024, compared to a diluted non-GAAP net loss per share of $0.64 in the full year of 2023.
Adjusted EBITDA for the full year of 2024 was a gain of $27.8 million, compared to an adjusted EBITDA loss of $38.0 million for the full year of 2023.
Cash and cash equivalents and marketable securities were $261 million as of December 31, 2024.
For additional information regarding non-GAAP financial measures discussed herein, please see “Use of Non-GAAP Financial Measures,” “Reconciliation of GAAP to Non-GAAP Financial Measures,” “GAAP and Non-GAAP Operating Expenses”, “Reconciliation of GAAP to Non-GAAP Gross Profit and Gross Margin,” and “Reconciliation of Non-GAAP to Adjusted EBITDA Financial Measures” below.
2025 Guidance
For the full year 2025, CareDx expects revenue to be in the range of $365 million to $375 million. CareDx expects full year 2025 adjusted EBITDA gain to be in the range of $29 million to $33 million.
About CareDx – The Transplant Company
CareDx, Inc., headquartered in Brisbane, California, is a leading precision medicine solutions company focused on the discovery, development, and commercialization of clinically differentiated, high-value healthcare solutions for transplant patients and caregivers. CareDx offers testing services, products, and digital healthcare solutions along the pre- and post-transplant patient journey, and is the leading provider of genomics-based information for transplant patients. For more information, please visit: www.CareDx.com.

Forward Looking Statements
This press release includes forward-looking statements, including expectations regarding the achievement of CareDx’s financial and operational goals and its expectations and prospects for 2025. These forward-looking statements are based upon information that is currently available to CareDx and its current expectations, speak only as of the date hereof, and are subject to numerous risks and uncertainties, all of which are difficult to predict and many of which are beyond CareDx’s control, that could cause the actual results to differ materially from those projected, including general economic and market factors, and global economic and marketplace uncertainties, among others discussed in CareDx’s filings with the Securities and Exchange Commission (the “SEC”), including, but not limited to, the Annual Report on Form 10-K for the fiscal year ended December 31, 2024 filed by CareDx with the SEC on or about February 27, 2025, and other reports that CareDx has filed with the SEC. Any of these may cause CareDx’s actual results, performance, or achievements to differ materially and adversely from those anticipated or implied by CareDx’s forward-looking statements. You are cautioned not to place undue reliance on these forward-looking statements. CareDx expressly disclaims any obligation, except as required by law, or undertaking to update or revise any such forward-looking statements, whether as a result of new information, future events or otherwise.
Use of Non-GAAP Financial Measures
CareDx has presented in this release certain financial information in accordance with U.S. Generally Accepted Accounting Principles (GAAP) and also on a non-GAAP basis, including non-GAAP cost of testing services, non-GAAP cost of product, non-GAAP cost of patient and digital solutions, non-GAAP research and development expenses, non-GAAP sales and marketing expenses, non-GAAP general and administrative expenses, non-GAAP other income, net, non-GAAP income tax expense, non-GAAP gross profit, non-GAAP gross margin (%), non-GAAP operating expenses, non-GAAP net income (loss), non-GAAP basic and diluted net income (loss) per share and adjusted EBITDA. A reconciliation of the forecasted range for Adjusted EBITDA for 2025 is not included in this release due to the number of variables in the projected range and because we are currently unable to quantify accurately certain amounts that would be required to be included in the U.S. GAAP measure or the individual adjustments for such reconciliation.
We define non-GAAP net income (loss) and per share results as the GAAP net income (loss) and per share results excluding the impacts of stock-based compensation; unrealized loss on investments; realized gain on investments;acquisition-related impairment charges and amortization of purchased intangible assets and related tax effects; costs involved with completing an acquisition;changes in estimated fair value of contingent consideration; litigation expense, restructuring charges and certain other charges. We define adjusted EBITDA as non-GAAP net income (loss) before net interest income, income tax expense, depreciation and other (income) expense, net.
We are presenting these non-GAAP financial measures to assist investors in assessing our operating results through the eyes of management and because we believe that these measures provide an additional tool for investors to use in comparing our core business operating results over multiple periods. Management believes this non-GAAP information is useful for investors, when considered in conjunction with CareDx’s GAAP financial statements, because management uses such information internally for its operating, budgeting and financial planning purposes. Non-GAAP information is not prepared under a comprehensive set of accounting rules and should only be used to supplement an understanding of CareDx’s operating results as reported under GAAP. These non-GAAP financial measures should not be considered in isolation from, or as a substitute for, financial information prepared in accordance with GAAP. These non-GAAP financial measures are not necessarily comparable to similarly-titled measures presented by other companies. A reconciliation between GAAP and non-GAAP financial information is provided immediately following the financial tables.

CareDx, Inc.
Consolidated Statements of Operations
(Unaudited)
(In thousands, except share and per share data)

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2024	2023	2024	2023
Revenue:
Testing services revenue	$63,819	$46,703	$249,381	$209,685
Product revenue	11,367	9,244	40,783	33,517
Patient and digital solutions	11,393	9,622	43,621	37,122
Total revenue	86,579	65,569	333,785	280,324
Operating expenses:
Cost of testing services	14,224	13,805	55,611	57,642
Cost of product	5,580	5,637	23,381	18,379
Cost of patient and digital solutions	8,374	6,171	30,638	25,978
Research and development	16,530	18,276	72,405	81,866
Sales and marketing	21,084	19,999	81,718	83,334
General and administrative	30,993	26,541	123,784	117,868
Restructuring costs	1,715	1,472	1,783	2,320
Litigation expense	(96,300)	96,300	(96,300)	96,300
Total operating expenses	2,200	188,201	293,020	483,687
Income (loss) from operations	84,379	(122,632)	40,765	(203,363)
Other income:
Interest income, net	3,053	3,159	11,765	11,867
Change in estimated fair value of common stock warrant liability	—	—	—	10
Other income, net	436	1,541	329	1,343
Total other income	3,489	4,700	12,094	13,220
Income (loss) before income taxes	87,868	(117,932)	52,859	(190,143)
Income tax expense	(171)	(165)	(310)	(141)
Net income (loss)	$87,697	$(118,097)	$52,549	$(190,284)
Net income (loss) per share:
Basic	$1.62	$(2.21)	$1.00	$(3.54)
Diluted	$1.51	$(2.21)	$0.93	$(3.54)
Weighted-average shares used to compute net income (loss) per share:
Basic	54,283,644	53,388,830	52,773,247	53,764,705
Diluted	58,221,755	53,388,830	56,620,590	53,764,705

CareDx, Inc.
Consolidated Balance Sheets
(Unaudited)
(In thousands)

	As of December 31,
	2024	2023
Assets
Current assets:
Cash and cash equivalents	$114,689	$82,197
Marketable securities	145,964	153,221
Accounts receivable	64,605	51,061
Inventory	19,503	19,471
Prepaid and other current assets	7,071	7,763
Total current assets	351,832	313,713
Property and equipment, net	33,552	35,246
Operating leases right-of-use assets	24,340	29,891
Intangible assets, net	38,184	45,701
Goodwill	40,336	40,336
Restricted cash	585	586
Other assets	2,221	1,353
Total assets	$491,050	$466,826
Liabilities and stockholders’ equity
Current liabilities:
Accounts payable	$7,686	$12,872
Accrued compensation	38,333	19,703
Accrued and other liabilities	43,352	45,497
Total current liabilities	89,371	78,072
Deferred tax liability	164	136
Contingent consideration	174	2,461
Operating lease liability, less current portion	22,263	28,278
Other liabilities	645	96,551
Total liabilities	112,617	205,498
Commitments and contingencies
Stockholders’ equity:
Common stock	51	49
Additional paid-in capital	1,013,193	946,511
Accumulated other comprehensive loss	(8,569)	(6,963)
Accumulated deficit	(626,242)	(678,269)
Total stockholders’ equity	378,433	261,328
Total liabilities and stockholders’ equity	$491,050	$466,826

CareDx, Inc.
Reconciliation of GAAP to Non-GAAP Financial Measures
(Unaudited)
(In thousands)

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2024	2023	2024	2023
Cost of testing services reconciliation:
GAAP cost of testing services	$14,224	$13,805	$55,611	$57,642
Stock-based compensation expense	(328)	(387)	(1,560)	(1,854)
Acquisition related-amortization of purchased intangibles	(329)	(329)	(1,316)	(1,316)
Non-GAAP cost of testing services	$13,567	$13,089	$52,735	$54,472
Cost of product reconciliation:
GAAP cost of product	$5,580	$5,750	$23,434	$18,492
Stock-based compensation expense	(94)	(230)	(870)	(1,165)
Acquisition related-amortization of purchased intangibles	(410)	(413)	(1,660)	(1,655)
Restructuring costs	—	(113)	(53)	(113)
Non-GAAP cost of product	$5,076	$4,994	$20,851	$15,559
Cost of patient and digital solutions reconciliation:
GAAP cost of patient and digital solutions	$8,392	$6,226	$30,656	$26,047
Stock-based compensation expense	(228)	(311)	(1,276)	(1,377)
Acquisition related-amortization of purchased intangibles	(171)	(271)	(850)	(1,039)
Restructuring costs	(18)	(55)	(18)	(69)
Other income	—	—	5	—
Non-GAAP cost of patient and digital solutions	$7,975	$5,589	$28,517	$23,562
Research and development expenses reconciliation:
GAAP research and development expenses	$16,614	$18,617	$72,504	$82,452
Stock-based compensation expense	(1,338)	(1,399)	(6,501)	(6,556)
Restructuring costs	(84)	(341)	(99)	(586)
Other charges	—	—	(25)	—
Non-GAAP research and development expenses	$15,192	$16,877	$65,879	$75,310
Sales and marketing expenses reconciliation:
GAAP sales and marketing expenses	$21,341	$20,254	$81,975	$84,137
Stock-based compensation expense	(2,278)	(2,913)	(11,035)	(12,470)
Acquisition related-amortization of purchased intangibles	(625)	(641)	(2,520)	(2,457)
Restructuring costs	(257)	(255)	(257)	(803)
Other charges	—	—	(8)	—
Non-GAAP sales and marketing expenses	$18,181	$16,445	$68,155	$68,407
General and administrative expenses reconciliation:
GAAP general and administrative expenses	$(63,951)	$123,549	$28,840	$214,917
Stock-based compensation expense	(12,245)	(4,720)	(45,164)	(25,664)
Change in estimated fair value of contingent consideration	(170)	(946)	(931)	(2,677)
Acquisition related fees and expenses	—	(51)	(40)	(589)
Restructuring costs	(1,356)	(708)	(1,356)	(749)
Litigation expense	96,300	(96,300)	96,300	(96,300)
Other income (charges)	—	—	22	(64)
Non-GAAP general and administrative expenses	$18,578	$20,824	$77,671	$88,874
Total other income (expense) reconciliation:
GAAP other income	$3,489	$4,700	$12,094	$13,220
Unrealized loss on investments	—	—	—	1,190
Realized gain on investment	—	(1,468)	—	(1,468)
Investment impairment	—	—	—	1,000
Other income	(500)	—	(500)	(2,081)
Non-GAAP other income, net	$2,989	$3,232	$11,594	$11,861
Income tax expense reconciliation:
GAAP income tax expense	$(171)	$(165)	$(310)	$(141)
Tax effect related to amortization of purchased intangibles	(98)	(99)	(400)	(398)
Non-GAAP income tax expense	$(269)	$(264)	$(710)	$(539)

CareDx, Inc.
Reconciliation of GAAP to Non-GAAP Gross Profit and Gross Margin
(Unaudited)
(In thousands, except percentages)

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2024	2023	2024	2023
Total revenue	$86,579	$65,569	$333,785	$280,324
GAAP cost of sales	28,196	25,781	109,701	102,181
GAAP gross profit	58,383	39,788	224,084	178,143
Stock-based compensation expense	650	928	3,706	4,396
Restructuring costs	18	168	71	182
Other income	—	—	(5)	—
Acquisition related-amortization of purchased intangibles	910	1,013	3,826	4,010
Non-GAAP gross profit	$59,961	$41,897	$231,682	$186,731
Non-GAAP gross margin %	69%	64%	69%	67%

CareDx, Inc.
GAAP and Non-GAAP Operating Expenses
(Unaudited)
(In thousands)

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2024	2023	2024	2023
GAAP operating expenses:
Research and development	$16,614	$18,617	$72,504	$82,452
Sales and marketing	21,341	20,254	81,975	84,137
General and administrative	(63,951)	123,549	28,840	214,917
Total GAAP operating expenses	$(25,996)	$162,420	$183,319	$381,506

Non-GAAP operating expenses:
Research and development	$15,192	$16,877	$65,879	$75,310
Sales and marketing	18,181	16,445	68,155	68,407
General and administrative	18,578	20,824	77,671	88,874
Total Non-GAAP operating expenses	$51,951	$54,146	$211,705	$232,591

CareDx, Inc.
Reconciliation of GAAP to Non-GAAP Financial Measures
(Unaudited)
(In thousands, except share and per share data)

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2024	2023	2024	2023
GAAP net income (loss)	$87,697	$(118,097)	$52,549	$(190,284)
Stock-based compensation expense	16,511	9,960	66,406	49,086
Unrealized loss on investments	—	—	—	1,190
Realized gain on investments	—	(1,468)	—	(1,468)
Acquisition related-amortization of purchased intangibles	1,535	1,654	6,346	6,467
Acquisition related fees and expenses	—	51	40	589
Change in estimated fair value of contingent consideration	170	946	931	2,677
Tax effect related to amortization of purchased intangibles	(98)	(99)	(400)	(398)
Asset impairments and write-downs	—	—	—	1,000
Litigation expense	(96,300)	96,300	(96,300)	96,300
Restructuring costs	1,715	1,472	1,783	2,320
Other income	(500)	—	(494)	(2,017)
Non-GAAP net income (loss)	$10,730	$(9,281)	$30,861	$(34,538)

GAAP basic net income (loss) per share	$1.62	$(2.21)	$1.00	$(3.54)
GAAP diluted net income (loss) per share	$1.51	$(2.21)	$0.93	$(3.54)

Non-GAAP basic net income (loss) per share	$0.20	$(0.17)	$0.58	$(0.64)
Non-GAAP diluted net income (loss) per share	$0.18	$(0.17)	$0.55	$(0.64)

Shares used in computing non-GAAP basic net income (loss) per share	54,283,644	53,388,830	52,773,247	53,764,705
Shares used in computing non-GAAP diluted net income (loss) per share	58,221,755	53,388,830	56,620,590	53,764,705

CareDx, Inc.
Reconciliation of Non-GAAP to Adjusted EBITDA Financial Measures
(Unaudited)
(In thousands)

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2024	2023	2024	2023
Non-GAAP net income (loss)	$10,730	$(9,281)	$30,861	$(34,538)
Interest income	(3,053)	(3,159)	(11,765)	(11,867)
Income tax expense	269	264	710	539
Depreciation expense	1,824	1,978	7,848	7,882
Other expense (income)	64	(72)	171	7
Adjusted EBITDA	$9,834	$(10,270)	$27,825	$(37,977)

CareDx, Inc.
Media Relations
Anna Czene
818-731-2203
aczene@caredx.com

Investor Relations
Caroline Corner
investor@CareDx.com